UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

PULTE HOMES, INC

(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan	48304

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (248) 647-2750

(Former name or former address, if changed since last report)

Item 5. Other Events

     On August 12, 2002, the Chief Executive Officer and Chief Financial Officer of Pulte Homes, Inc. each filed a sworn statement with the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 certifying certain facts and circumstances relating to the covered reports described in such statements. A press release announcing the filing of the sworn statements was filed on August 13, 2002.

Item 7. Exhibits

Exhibit 99.1:	Sworn statement of Mark J. O’Brien, Chief Executive Officer, Pulte Homes, Inc.

Exhibit 99.2:	Sworn statement of Roger A. Cregg, Chief Financial Officer, Pulte Homes, Inc.

Exhibit 99.3:	Press release dated August 13, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.

Date:
August 13, 2002	By: /s/ John R. Stoller Name: John R. Stoller Title: Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1:	Sworn statement of Mark J. O’Brien, Chief Executive Officer, Pulte Homes, Inc.

Exhibit 99.2:	Sworn statement of Roger A. Cregg, Chief Financial Officer, Pulte Homes, Inc.

Exhibit 99.3:	Press release dated August 13, 2002.